Exhibit 10.24

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Execution Version

CONTINGENT VALUE RIGHTS AGREEMENT

by and between

CELULARITY INC.

and

the HOLDERS

Dated: August 15, 2017

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

i

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

CONTINGENT VALUE RIGHTS AGREEMENT

THIS CONTINGENT VALUE RIGHTS AGREEMENT, dated as of August 15, 2017 (this “Agreement”), is entered into by and between Celularity Inc., a Delaware corporation (“Buyer”) and the Holders (as defined below).

RECITALS

WHEREAS, Buyer, Anthrogenisis Corp., a New Jersey corporation (the “Company”), Celgene Corporation, a Delaware corporation (“Celgene”), Clarity Acquisition Corp., a New Jersey corporation and a wholly owned subsidiary of Buyer, and Clarity Acquisition II LLC, a New Jersey limited liability company and a wholly owned subsidiary of Buyer, have entered into an Agreement and Plan of Merger, dated as of July 1, 2017 (as it may be amended, modified or supplemented from time to time, the “Merger Agreement”), pursuant to which (a) Merger Sub 1 will be merged with and into the Company, with the Company continuing as the surviving entity (“Merger One”) and (b) immediately following the consummation of Merger One, the Company will be merged with and into Merger Sub 2, with Merger Sub 2 continuing as the surviving entity (“Merger Two” and together with Merger One, the “Mergers”);

WHEREAS, pursuant to the Merger Agreement, and in accordance with the terms and conditions thereof, Buyer has agreed to provide to Celgene the right to receive contingent distributions from the Buyer (a) upon the achievement of certain regulatory and commercial milestones and (b) in the form of contingent distributions based on Net Sales (as defined below), in each case, as hereinafter described in accordance with the terms hereof and of the Merger Agreement;

WHEREAS, in connection therewith, as part of the Merger Consideration to be paid by Buyer in respect of the Mergers, one (1) CVR (as defined below) is hereby being issued by Buyer in respect of each Buyer Share (as defined in the Merger Agreement) to the holder thereof, which CVR will be inseparable from the related Buyer Share except as otherwise provided pursuant to Section 2.2; and

WHEREAS, the parties hereto have done all things necessary to make the CVRs, when issued pursuant to the Merger Agreement and hereunder, the valid obligations of Buyer and to make this Agreement a valid and binding agreement of Buyer, in accordance with its terms.

NOW, THEREFORE, in consideration of the premises and the consummation of the transactions referred to above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually covenanted and agreed, for the proportionate benefit of all Holders (as defined below), as follows:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Article I

DEFINITIONS

Section 1.1 Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement. The following terms shall have the meanings ascribed to them as follows:

“Agreement” has the meaning set forth in the Preamble.

“Annual Net Sales” means, [***].

“Celgene” has the meaning set forth in the Recitals.

“Commercial Milestone” has the meaning set forth in Section 2.4(d)(i).

“Commercial Milestone Distributions” means, collectively, the First Commercial Milestone Distributions, the Second Commercial Milestone Distributions and the Third Commercial Milestone Distributions.

“Commercial Milestone Report” has the meaning set forth in Section 2.4(d)(i).

“Commercially Reasonable Efforts” means, with respect to Buyer’s and its Affiliates’ obligations under this Agreement to undertake research, Development, Manufacturing or Commercialization activities, as applicable, the [***] Develop and Commercialize [***] the research, Development, Manufacturing or Commercialization of a similarly situated compound or product at a similar stage of Development or Commercialization as the applicable Company Program Product, (a) taking into account issues of safety, efficacy, product profile, the competitiveness of the marketplace, the proprietary position of the Company Programs, the regulatory structure involved, profitability of the Company Programs and other relevant commercial factors, and (b) without taking into account any other product, compound, or asset that is Developed, Commercialized, or Controlled by Buyer or its Affiliates.

“Company” has the meaning set forth in the Recitals.

“CVR” has the meaning set forth in Section 2.1.

“CVR Register” has the meaning set forth in Section 2.3(b).

“Disputed Amounts” has the meaning set forth in Section 2.4(d)(v).

“First Commercial Milestone Distribution” means an amount equal to $[***] divided by the total number of CVRs without interest thereon.

“First Commercial Sale” means the first commercial sale in a given country of a Company Program Product by Buyer, the Company or any of their respective Affiliates, distributors, licensees or agents to a third party in an arms’ length transaction following receipt of applicable Regulatory Approval of such Company Program Product in such country. Sales for test marketing or clinical trial purposes shall not constitute a First Commercial Sale.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“GAAP” means United States generally accepted accounting principles as in effect from time to time, provided that, to the extent that a Party adopts International Financial Reporting Standards (“IFRS”), then “GAAP” means IFRS, consistently applied.

“Holder” means, at the relevant time, a Person in whose name a CVR is registered in the CVR Register and who has executed this Agreement or a joinder hereto.

“Holders’ Representative” has the meaning set forth in Section 3.13(a).

“Independent Accountant” has the meaning set forth in Section 2.4(d)(v).

“IPO” means the first firm commitment underwritten public offering of securities of Buyer pursuant to an effective registration statement under the Securities Act of 1933, as amended (other than a registration statement relating to the sale of securities to employees of Buyer pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction).

“Marketing Exclusivity” means, with respect to a Company Program Product and a particular country, that the Company Program Product has been granted marketing exclusivity by a Regulatory Authority, whereby the Regulatory Authority has neither reviewed nor approved a marketing authorization application or similar regulatory submission submitted by a Person other than the Company, its Affiliates or licensees for another product containing the same active pharmaceutical ingredient as that which is contained in such Company Program Product.

“Merger Agreement” has the meaning set forth in the Recitals.

“Merger One” has the meaning set forth in the Recitals.

“Merger Two” has the meaning set forth in the Recitals.

“Mergers” has the meaning set forth in the Recitals.

“Milestone Distributions” means the Regulatory Milestone Distributions and the Commercial Milestone Distributions.

“Net Sales” means [***].

“Quarterly Progress Report” has the meaning set forth in Section 2.6(b).

“Regulatory Milestone Distribution” means an amount equal to $[***] divided by the total number of CVRs, without interest thereon.

“Review Period” has the meaning set forth in Section 2.4(d)(iii).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“Sale of Buyer” shall mean: (a) a consolidation or merger of Buyer which results in the stockholders of Buyer immediately prior to the transaction owning less than a majority of the equity or voting power of the surviving entity, (b) the sale, transfer or lease of all or substantially all of Buyer’s assets, (c) the grant of an exclusive license to all or substantially all of Buyer’s intellectual property that is used to generate all or substantially all of Buyer’s revenues, (d) any sale of all or substantially all of Buyer’s equity or any other transaction which results in the stockholders of Buyer immediately prior to the transaction owning less than a majority of the equity or voting power of the surviving entity but not including any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by Buyer or indebtedness of Buyer is cancelled or converted (or a combination thereof), or (e) a liquidation, dissolution or winding up of Buyer.

“Second Commercial Milestone Distribution” means an amount equal to $[***] divided by the total number of CVRs, without interest thereon.

“Statement of Objections” has the meaning set forth in Section 2.4(d)(iv).

“Statements” has the meaning set forth in Section 2.4(c)(ii).

“Third Commercial Milestone Distribution” means an amount equal to $[***] divided by the total number of CVRs, without interest thereon.

“Variable Distribution” means, for a given calendar year and Company Program, an amount per CVR equal to [***] of the Annual Net Sales for such Company Program divided by the total number of CVRs, without interest thereon.

“Variable Distribution Report” has the meaning set forth in Section 2.4(d)(ii).

“Variable Distribution Term” has the meaning set forth in Section 2.4(c)(i).

Section 1.2 Interpretation and Rules of Construction. Unless otherwise indicated to the contrary herein by the context or use thereof:

(a) a capitalized term has the meaning assigned to it;

(b) when a reference is made in this Agreement to an Article or Section, such reference is to an Article or Section of this Agreement;

(c) the table of contents and headings for this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement;

(d) the words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole and not to any particular Section or paragraph hereof;

(e) references to “including” in this Agreement shall mean “including, without limitation,” whether or not so specified;

(f) references in the singular or to “him,” “her,” “it,” “itself,” or other like references, and references in the plural or the feminine or masculine reference, as the case may be, shall also, when the context so requires, be deemed to include the plural or singular, or the masculine or feminine reference, as the case may be;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(g) references to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder;

(h) all accounting terms used herein and not expressly defined herein shall have the meanings assigned to such terms in accordance with GAAP;

(i) all terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant hereto, unless otherwise defined therein; and

(j) all references to “$” will be references to United States Dollars, and with respect to any Contract, obligation, liability, claim or document that is contemplated by this Agreement, but denominated in currency other than United States Dollars, the amounts described in such Contract, obligation, liability, claim or document will be deemed to be converted into United States Dollars for purposes of this Agreement based on the noon buying rate in New York, as certified weekly by the Federal Reserve Bank of New York, in effect as of the applicable date of determination.

Article II

CONTINGENT VALUE RIGHTS

Section 2.1 CVRs. Pursuant to the terms of the Merger Agreement, Buyer is hereby issuing one (1) contractual contingent value right (each, a “CVR”) in respect of each Buyer Share to the holder thereof; provided, however, that in the event of a recapitalization, reclassification of the Buyer Shares, stock split, reverse stock split, division or subdivision of the Buyer Shares, consolidation of the Buyer Shares or similar transaction, the number of outstanding CVRs shall be appropriately adjusted so there remains one (1) CVR in respect of each Buyer Share then outstanding. Other than as set forth in the immediately preceding sentence, Buyer shall not issue any CVRs.

Section 2.2 Transfer of CVRs. CVRs may not be sold, assigned, transferred, pledged, encumbered or disposed of in any manner, in whole or in part, other than in connection with the sale, assignment, transfer, pledge encumbrance or disposition of the Buyer Shares to which such CVRs relate; provided, however, that upon an IPO or a Sale of Buyer, each CVR shall become separated from the related Buyer Share and may be sold, assigned, transferred, pledged, encumbered or disposed of by the Holder thereof. Any attempted sale, assignment, transfer, pledge, encumbrance or disposition of CVRs, in whole or in part, in violation of this Section 2.2 shall be void ab initio and of no effect.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Section 2.3 No Certificate; Registration; Registration of Transfer; Change of Address.

(a) CVRs shall not be evidenced by a certificate or other instrument.

(b) Buyer shall keep a register (the “CVR Register”) for the purposes of (i) identifying the Holders of CVRs and maintaining each such Holder’s address and wire instructions, and (ii) registering CVRs and transfers thereof.

(c) Upon any transfer of CVRs, the registered Holder or Holders thereof shall notify Buyer of such transfer and, to the extent the applicable transferee of the CVRs is not already a Holder, such notice shall be accompanied by (i) a joinder to this Agreement duly executed by such transferee, and (ii) wire instructions and address for notices for such transferee. Upon receipt of notice of transfer from a registered Holder or Holders of CVRs, Buyer shall register the transfer of the applicable CVRs in the CVR Register. All duly transferred CVRs registered in the CVR Register shall be the valid obligations of Buyer, evidencing the same right, and entitling the transferee to the same benefits and rights under this Agreement, as those held by the transferor. Any transfer or assignment of CVRs shall be without charge (other than the cost of any transfer tax or similar tax or charge) to the applicable Holder.

(d) A Holder may make a written request to Buyer to change such Holder’s address or wire instructions of record in the CVR Register. Such written request must be duly executed by such Holder. Upon receipt of such written request, Buyer shall promptly record the change of address or wire instructions, as applicable, in the CVR Register.

Section 2.4 Payment Procedures.

(a) Regulatory Milestone Distributions. With respect to each Company Program, following receipt of each of (i) [***], and (ii) [***], Buyer shall make a distribution to each Holder an amount equal to the product of (x) the Regulatory Milestone Distribution, and (y) the total number of CVRs held by such Holder. With respect to each such [***] and [***], Buyer shall or shall cause the Company to, give the Holders’ Representative prompt written notice of receipt thereof and, in any event, within [***]. If payable, the Regulatory Milestone Distributions shall be paid to the Holders within [***] after such notice of [***] is given by Buyer or the Company to the Holders’ Representative, and in any event within [***] after the Company’s [***]. Buyer shall pay to each Holder any such Regulatory Milestone Distributions by wire transfer of immediately available funds to the account of record for such Holder in the CVR Register. For the avoidance of doubt, the Regulatory Milestone Distributions in respect of [***] [***] and the Regulatory Milestone Distributions in respect of [***] shall be due and payable only once with respect to each Company Program.

(b) Commercial Milestone Distributions. With respect to each Company Program, upon the first achievement of Annual Net Sales for such Company Program that equals or exceeds:

(i) [$***], Buyer shall pay to each Holder an amount equal to the product of (x) the First Commercial Milestone Distribution, and (y) the total number of CVRs held by such Holder;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(ii) [$***], Buyer shall pay to each Holder an amount equal to the product of (x) the Second Commercial Milestone Distribution, and (y) the total number of CVRs held by such Holder;

(iii) [$***], Buyer shall pay to each Holder an amount equal to the product of (x) the Third Commercial Milestone Distribution, and (y) the total number of CVRs held by such Holder.

Each Commercial Milestone Distribution, if payable, shall be paid within [***] after the first to occur of (x) the Holders’ Representative’s receipt from Buyer of a Commercial Milestone Report indicating that such Commercial Milestone Distributions are due and payable to the Holders, or (y) the final determination that such Commercial Milestone Distributions are payable in accordance with Section 2.4(d). Buyer shall pay to each Holder any such Commercial Milestone Distributions by wire transfer of immediately available funds to the account of record for such Holder in the CVR Register. For the avoidance of doubt, each of the First Commercial Milestone Distributions, the Second Commercial Milestone Distributions and the Third Commercial Milestone Distributions shall be due and payable only once for each Company Program.

(c) Variable Distributions.

(i) With respect to each Company Program and calendar year, Buyer shall pay to each Holder an amount equal to the product of (x) the applicable Variable Distribution, and (y) the total number of CVRs held by such Holder. Variable Distributions payable under this Section 2.4(c) shall be paid by Buyer on a Company Program Product-by-Company Program Product basis from the date of the First Commercial Sale of any Company Program Product in a particular country, until the latest to occur of (i) the expiration of the last to expire of any Valid Claim of a Company Patent Covering such Company Program Product in such country, (ii) expiration of Marketing Exclusivity with respect to such Company Program Product in such country, or (iii) the tenth (10th) anniversary of the Closing Date (each such term with respect to a Company Program Product, a “Variable Distribution Term”).

(ii) Variable Distributions shall be made by wire transfer of immediately available funds to the account of record for each Holder in the CVR Register within [***] after Buyer delivers to the Holders’ Representative a Statement indicating that such Variable Distributions are due and payable to the Holders, and in any event within [***] after the end of the calendar quarter with respect to which such Variable Distributions were earned.

(d) Reports.

(i) Within [***] after the end of each calendar quarter, commencing with the calendar quarter during which the First Commercial Sale occurs and ending with the [***] consecutive calendar quarter during which there have been no Net Sales whatsoever, Buyer shall prepare and deliver to the Holders’ Representative a written report in which Buyer certifies, with respect to each Company Program, the Annual Net Sales therefor as of the end of such calendar quarter, whether any Annual Net Sales level described in Section 2.4(b)(i), (ii) or (iii) (each, a “Commercial Milestone”) has occurred as of the end of such calendar quarter and, if so, the Commercial Milestone Distribution(s) due to the Holders (each, a “Commercial Milestone Report”). For clarity, in each Commercial Milestone Report, Buyer shall certify as to the occurrence of the Commercial Milestone, whether Buyer, its Affiliate, licensee, assignee or successor in interest achieved the Commercial Milestone.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(ii) Within [***] after the end of each calendar quarter, commencing with the calendar quarter during which the First Commercial Sale occurs and ending with the calendar quarter during which the last to expire Variable Distribution Term has expired, Buyer shall prepare and deliver to the Holders’ Representative a statement setting forth Buyer’s good faith calculation of (i) Net Sales on a country-by-country and Company Program Product-by-Company Program Product basis for such calendar quarter, including, in reasonable detail, the deductions from gross sales used to calculate such Net Sales, and (ii) the resulting Variable Distributions, if any, to be paid to the Holders hereunder in respect of such calendar quarter (each, a “Variable Distribution Report” and, together with the Commercial Milestone Reports, the “Statements”). Each Variable Distribution Report shall be prepared by Buyer in accordance with GAAP. Within [***] after delivery to the Holders’ Representative of a Variable Distribution Report indicating that any Variable Distribution(s) are due to the Holders, Buyer shall pay to the Holders, by wire transfer of immediately available funds to the account of record for each Holder in the CVR Register, such Variable Distribution(s).

(iii) After receipt of a Statement, the Holders’ Representative shall have [***] (the “Review Period”) to review such Statement. During the Review Period, the Holders’ Representative and its accountants shall have reasonable access to the books and records of Buyer, the Company and any of their respective Affiliates, the personnel of, and work papers prepared by, Buyer, the Company or their accountants to the extent that they relate to the applicable Statement and to such historical financial information relating to the Statement as the Holders’ Representative may reasonably request for the purpose of reviewing the applicable Statement and to prepare a Statement of Objections (as defined below), provided, that such access shall be in a manner that does not materially interfere with the normal business operations of Buyer or the Company. For the avoidance of doubt, each Company Program Product shall be included in only one Company Program for purposes of this Agreement.

(iv) On or prior to [the last day] of the applicable Review Period, the Holders’ Representative may object to the applicable Statement by delivering to Buyer a written statement setting forth the Holders’ Representative objections in reasonable detail, indicating each disputed item or amount and the basis for the Holders’ Representative’s disagreement therewith (the “Statement of Objections”). If the Holders’ Representative delivers a Statement of Objections before [***], Buyer and the Holders’ Representative shall negotiate in good faith to resolve such objections within [***] after the delivery of the Statement of Objections and, if the same are so resolved within such [***] period, the applicable Statement, with such changes as may have been previously agreed in writing by Buyer and the Holders’ Representative, if any, shall be final and binding on the parties. The failure of the Holders’ Representative to object to any Statement pursuant to this Section 2.4(d)(iv) shall not prejudice in any respect the Holders’ Representative’s rights under Section 2.4(d)(vii).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(v) If Buyer and the Holders’ Representative fail to reach an agreement with respect to all of the matters set forth in a Statement of Objections before expiration of the applicable [***] period, then any amounts remaining in dispute (“Disputed Amounts”) shall be submitted for resolution to the office of a mutually agreed, impartial, nationally recognized firm of independent certified public accountants (the “Independent Accountant”) who, acting as experts and not arbitrators, shall resolve the Disputed Amounts only and make any adjustments to the applicable Statement and the applicable calculations set forth therein. The Independent Accountant shall only decide the specific items under dispute by the parties and their decision for each Disputed Amount must be within the range of values assigned to each such item in the applicable Statement and Statement of Objections, respectively. The Independent Accountant shall make a determination as soon as practicable within [***] after its engagement (or such other time as the parties shall agree in writing), and their resolution of the Disputed Amounts and their adjustments to the applicable Statement and the applicable calculations set forth therein shall be conclusive and binding upon the parties. The fees and expenses of the Independent Accountant(s) shall be paid [***.]

(vi) Within [***] following final determination that any Commercial Milestone Distributions are due and owing to the Holders in accordance with this Section 2.4, to the extent such Commercial Milestone Distributions have not already been paid to the Holders, Buyer shall pay to the Holders, by wire transfer of immediately available funds to the account of record for each Holder in the CVR Register, such Commercial Milestone Distributions. Within [***] following final determination of the amount of any Variable Distributions to be paid to the Holders in respect of any calendar quarter in accordance with this Section 2.4, to the extent such amount is greater than the Variable Distributions actually paid by the Company to the Holders in respect of such calendar quarter, Buyer shall pay to the Holders, by wire transfer of immediately available funds to the account of record for each Holder in the CVR Register, such excess.

(vii) Upon reasonable prior written notice to Buyer, Buyer shall, and shall cause the Company to, provide the Holders’ Representative and its accountants with access to examine all of the books and records of the Company as may be reasonably necessary or useful for the purpose of conducting a review or audit of the calculations of Net Sales and Annual Net Sales and all Milestone Distributions and Variable Distributions payable under this Agreement. Such access shall be made available: (A) during normal business hours; (B) in a manner reasonably designed to facilitate the Holders’ Representative’s review or audit without unreasonable disruption to the Company’s business; and (C) no more than [***] each calendar year until [***] [***]. Buyer shall promptly pay to the Holders the amount of any underpayment determined by the review or audit plus interest at a rate of [***] on such amount accruing from the date of the underpayment to the date of payment of such amount. If the review or audit determines that the Company has underpaid any Variable Distribution or Milestone Distribution by [***] or more, then Buyer shall in addition, promptly pay the costs and expenses of the Holders’ Representative and its accountants in connection with such review or audit. The Statements and any and all records of the Company examined by the Holders’ Representative and its accountants pursuant to this Section 2.4(d)(vii) shall be deemed to be the confidential information of Buyer, the treatment of which shall be governed by Section 11.1 of the Merger Agreement, mutatis mutandis, and Buyer may require that the Holders’ Representative and such accountants enter into a reasonable confidentiality agreement restricting the use or disclosure of such confidential information.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(e) Withholdings. Buyer shall be entitled to withhold and deduct from any consideration payable or otherwise deliverable pursuant to this Agreement such amounts as the Buyer is required to deduct and withhold therefrom under the Internal Revenue Code of 1986, as amended, or any provision of state, local, or non-U.S. tax law. Buyer shall timely deduct, withhold, and pay over any deducted or withheld amounts to the appropriate governmental entity and any such amounts that are so deducted or withheld and paid over to the appropriate governmental entity shall be treated for all purposes of this Agreement as having been paid to the person to whom such amounts would otherwise have been paid.

Section 2.5 No Voting, Dividends or Interest; No Equity or Ownership Interest. CVRs shall not have any voting or dividend rights, and, except as set forth in this Agreement, interest shall not accrue on any amounts payable in respect of CVRs.

Section 2.6 Company Programs; Accounting Records.

(a) From and after the Closing, and at Buyer’s sole cost and expense, Buyer shall use Commercially Reasonable Efforts to Develop and Commercialize the Company Program Products in order to Commercialize Company Program Products in all prophylactic, therapeutic and diagnostic uses throughout the world.

(b) On the first Business Day of each calendar quarter occurring after the Closing Date, Buyer shall submit to the Holders’ Representative a written report covering Buyer’s, its Affiliate’s, licensees’ and/or assignees, as applicable, progress in: (i) development and testing of all Company Program Products; (ii) preparing, filing, and obtaining and maintaining of any Regulatory Approvals; and (iii) plans for the upcoming year related to commercializing the Company Program Product(s) (each, a “Quarterly Progress Report”). Each such Quarterly Progress Report shall contain reasonable detail so as to permit the Holders’ Representative to determine whether Buyer is meeting its obligations pursuant to Section 2.6(a).

(c) From and after the Closing Date until the end of the last to expire Variable Distribution Term, Buyer shall maintain distinct accounting records for the Company.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Article III

MISCELLANEOUS

Section 3.1 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made (a) as of the date delivered, if delivered personally, prior to 5:00 p.m. local time, (b) on the date the delivering party receives confirmation, if delivered by facsimile or electronic transmission, prior to 5:00 p.m. local time, (c) three (3) Business Days after being mailed by registered or certified mail (postage prepaid, return receipt requested) or (d) one (1) Business Day after being sent by overnight courier (providing proof of delivery), to the parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 3.1):

If to Buyer to:

Celularity Inc.

7 Powder Horn Drive

Warren, New Jersey 07059

Telephone No.: [([***]]

Email: [***]

Attention: [***]

with a copy, which shall not constitute notice to Buyer, to:

Jones Day

4655 Executive Drive, Suite 1500
San Diego, CA 92121
Facsimile: [***]
Attention: [***].

If to Celgene, so long as it is the Holders’ Representative, to:

c/o Celgene Corporation
86 Morris Avenue
Summit, New Jersey 07901
Facsimile: [***]
Attention: [***]

with copies, which shall not constitute notice to Celgene, to:

Proskauer Rose LLP
Eleven Times Square
New York, New York 10036
Facsimile: [***]
Attention: [***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

If to any successor Holders’ Representative, to the address set forth for the Holders’ Representative in the CVR Register.

Section 3.2 Entire Agreement. This Agreement and the Merger Agreement represent the entire understanding of parties with reference to the matters covered hereby, and this Agreement supersedes any and all other oral or written agreements hereto made with respect to CVRs, except for the Merger Agreement.

Section 3.3 Successors and Assigns. Except as otherwise expressly provided in this Agreement, neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by Buyer without the prior written consent of the Holders’ Representative. The assignment by a Holder of this Agreement or any of the rights, interests or obligations hereunder shall be made in compliance with Sections 2.2 and 2.3. All covenants and agreements set forth herein by or on behalf of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto, whether so expressed or not.

Section 3.4 Consent to Amendments; Waiver. This Agreement may be amended or modified, in each case upon the approval, in writing, executed by Buyer and the Holders’ Representative. Each party to this Agreement may: (a) extend the time for the performance of any of the obligations or other acts of the other parties; (b) waive any inaccuracies in the representations and warranties of the other parties contained herein or in any document delivered by the other party or parties pursuant hereto or (c) waive compliance with any of the agreements of the other parties or conditions to such parties’ obligations contained herein. Any such extension or waiver will be valid only if set forth in an instrument in writing signed by the party to be bound thereby.

Section 3.5 No Third-Party Beneficiaries. Except as otherwise expressly provided in this Agreement, no Person which is not a party shall have any right or obligation pursuant to this Agreement.

Section 3.6 Governing Law; Service of Process; Venue. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF DELAWARE FOR CONTRACTS ENTERED INTO AND TO BE PERFORMED IN SUCH STATE WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE. EACH PARTY HERETO HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT PROCESS SHALL BE SERVED UPON SUCH PARTY IN THE MANNER SET FORTH IN SECTION 3.1, AND THAT SERVICE IN SUCH MANNER SHALL CONSTITUTE VALID AND SUFFICIENT SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Section 3.7 Further Assurances. The parties hereto agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other parties may reasonably request for the purpose of carrying out the intent of this Agreement.

Section 3.8 Severability. Should any provision of this Agreement or the application thereof to any Person or circumstance be held invalid or unenforceable to any extent: (a) such provision shall be ineffective to the extent, and only to the extent, of such unenforceability or prohibition and shall be enforced to the greatest extent permitted by Law, (b) such unenforceability or prohibition in any jurisdiction shall not invalidate or render unenforceable such provision as applied (i) to other Persons or circumstances or (ii) in any other jurisdiction, and (c) such unenforceability or prohibition shall not affect or invalidate any other provision of this Agreement.

Section 3.9 Counterparts. This Agreement may be executed in counterparts, all of which taken together shall constitute one agreement. For purposes of this Agreement, signatures delivered by facsimile or by email in the portable document format (PDF) or any other electronic format shall be accepted and binding as original signatures.

Section 3.10 No Set Off. Except as otherwise expressly provided in Section 2.4(e) and Section 3.13(f), any payments required to be made by any party pursuant to this Agreement shall be made without any withholding, deduction or set-off, and no party shall assert a right of set-off with respect to any such payments at common law or otherwise.

Section 3.11 Time is of the Essence. Each of the parties hereby expressly acknowledge and agree that time is of the essence for each and every provision of this Agreement.

Section 3.12 No Strict Construction. Each of the parties acknowledges that this Agreement has been prepared jointly by the parties, and shall not be strictly construed against either party.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Section 3.13 Authorization of the Holders’ Representative.

(a) Each Holder hereby designates and appoints, authorizes and empowers Celgene (and each successor as is appointed in accordance with Section 3.13(d)) (the “Holders’ Representative”) to perform all such acts, on behalf of each Holder, as are required, authorized or contemplated by this Agreement and the transactions contemplated hereby, which will include the power and authority to: (i) carry out the duties and take such actions contemplated by this Agreement and to be performed by the Holders’ Representative; (ii) give and receive all notices, grant any consents or approvals, execute and deliver any and all documents in connection with any determination or dispute of any Milestone Distributions or Variable Distributions and settle any disputes arising under this Agreement (including any dispute with respect to payment of any Milestone Distributions or Variable Distributions); and (iii) take all actions necessary or appropriate in the judgment of the Holders’ Representative for the accomplishment of the foregoing to effectuate and carry out the terms and purposes of the transactions contemplated by this Agreement.

(b) Each Holder hereby acknowledges and agrees that the Holders’ Representative shall be the only Person authorized to take any action so required, authorized or contemplated by this Agreement by any Holder and, without limiting the generality of the foregoing, each Holder hereby acknowledges and agrees that Buyer shall be required to provide any notices to the Holders pursuant to this Agreement solely to the Holders’ Representative. Each Holder further designates and appoints the Holders’ Representative as his agent for service of process with respect to any disputes regarding or arising out of this Agreement. Any action taken by the Holders’ Representative in the name of or on behalf of any Holder in connection with any matter arising under this Agreement shall be binding upon such Holder and its successors, agents and heirs.

(c) The grant of authority provided for in this Section 3.13: (i) is coupled with an interest and will be irrevocable and survive the death, incompetency, bankruptcy or liquidation of any Holder and will be binding on any successor thereto; and (ii) may be exercised by the Holders’ Representative acting by signing as the Holders’ Representative of any Holder.

(d) The Holders holding a majority in interest of the outstanding CVRs may remove and replace the Holders’ Representative at any time upon notice to Buyer. Any references in this Agreement to the Holders’ Representative shall be deemed to include any duly appointed successor Holders’ Representative. The Holders’ Representative may resign at any time by providing written notice of its resignation to Buyer and the Holders holding a majority in interest of the outstanding CVRs, which resignation shall be effective five (5) Business Days after the delivery of such notice or upon the earlier appointment of a successor. If at any time there is not a Holders’ Representative, the Holder with the highest percentage of the outstanding CVRs is entitled to serve as the Holders’ Representative until a successor is appointed.

(e) Buyer may conclusively and absolutely rely, without inquiry, and until the receipt of written notice of a change of the Holders’ Representative, may continue to rely, without inquiry, upon the actions of the Holders’ Representative as the actions of each Holder in all matters referred to in this Section 3.13.

(f) To the extent that the Holders’ Representative incurs any reasonable, out-of-pocket costs and expenses in performing its duties hereunder, it may instruct Buyer by written notice to, and Buyer shall (i) reduce its subsequent payment to the Holders on a pro rata basis, based on the number of CVRs held by each such Holder, by an aggregate amount equal to the total amount of such costs and expenses, and (ii) pay such aggregate amount to the Holders’ Representative.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Section 3.14 Tax Treatment. The parties acknowledge and agree that (i) except as otherwise provided pursuant to Section 2.2, each CVR is inseparable from the related Buyer Share, and (ii) for U.S. federal income tax purposes, each such party intends that each CVR reflects an equity or ownership interest in Buyer at the time of issuance and each CVR is part of, and represents a portion of the rights and obligations of, the related Buyer Share. Except as otherwise required by applicable law, each of the parties agrees to make all tax filings in a manner which is consistent with the intentions described in this Section 3.14.

[Remainder of the page left intentionally blank.]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed as of the date first written above by their respective officers thereunto duly authorized.

CELULARITY INC.

By:	/s/Robert Hariri
	Name:	Robert J. Hariri
	Title:	Chief Executive Officer

CELGENE CORPORATION

By:
Name:
Title:

[Signature Page to Contingent Value Rights Agreement]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed as of the date first written above by their respective officers thereunto duly authorized.

CELULARITY INC.

By:
Name:
Title:

CELGENE CORPORATION

By:	/s/Jonathan Biller
	Name:	Jonathan Biller
	Title:	SVP, Tax & Treasury

[Signature Page to Contingent Value Rights Agreement]

Execution Version

Amendment NO. 1 to THE
CONTINGENT VALUE RIGHTS agreement

This AMENDMENT NO. 1 TO THE CONTINGENT VALUE RIGHTS AGREEMENT (this “Amendment”) is entered into as of March 4, 2021, by and between Celularity Inc., a Delaware corporation (the “Company”), and Celgene Corporation, a Delaware corporation (“Celgene”).

WHEREAS, the Company and Celgene are parties to that certain Contingent Value Rights Agreement, dated as of August 15, 2017 (the “Agreement”);

WHEREAS, pursuant to Section 3.4 of the Agreement, any term of the Agreement may be amended or waived only upon the written consent of the Company and Celgene, as the Holders’ Representative;

WHEREAS, the Company and Celgene desire to amend the Agreement as set forth below; and

WHEREAS, capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

NOW THEREFORE, the Company and Celgene hereby agree as follows:

1. Amendment to Section 2.2 (Transfer of CVRs). Section 2.2 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Section 2.2. Transfer of CVRs. CVRs may not be sold, assigned, transferred, pledged, encumbered or disposed of in any manner, in whole or in part, other than in connection with the sale, assignment, transfer, pledge, encumbrance or disposition of the Buyer Shares to which such CVRs relate; provided, however, that upon the earliest to occur of (a) an IPO, (b) a Sale of Buyer or (c) the Effective Time (as defined in that certain Merger Agreement and Plan of Reorganization, by and among GX Acquisition Corp., a Delaware corporation, Alpha First Merger Sub, Inc., a Delaware corporation, Alpha Second Merger Sub, LLC, a Delaware limited liability company and Buyer, dated as of January 8, 2021), each CVR shall become separated from the related Buyer Share and may be sold, assigned, transferred, pledged, encumbered or disposed of by the Holder thereof. Any attempted sale, assignment, transfer, pledge, encumbrance or disposition of CVRs, in whole or in part, in violation of this Section 2.2 shall be void ab initio and of no effect.”

2. Continued Validity of the Agreement. Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect as originally constituted.

3. Successors and Assigns. Except as otherwise expressly provided in this Amendment, neither this Amendment nor any of the rights, interests or obligations hereunder may be assigned by Buyer without the prior written consent of the Holders’ Representative. The assignment by a Holder of this Amendment or any of the rights, interests or obligations hereunder shall be made in compliance with Sections 2.2 and 2.3 of the Agreement. All covenants and agreements set forth therein by or on behalf of the parties thereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties thereto, whether so expressed or not.

4. Governing Law. This Amendment will be governed by and construed in accordance with the domestic laws of the state of Delaware for contracts entered into and to be performed in such State without giving effect to any choice of conflict of law provision or rule (whether of the State of Delaware or any other Jurisdiction) that would cause the application of the laws of any other jurisdiction other than the State of Delaware. Each party hereto hereby submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York, New York for purposes of all legal proceedings arising out of or relating to this Amendment or the transactions contemplated hereby and agrees that process shall be served upon such party in the manner set forth in Section 3.1 of the Agreement, and that Service in such manner shall constitute sufficient and valid service of process. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in an inconvenient forum. Each party hereto hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Amendment or the transactions contemplated hereby.

5. Counterparts. This Amendment may be executed in counterparts, all of which taken together shall constitute one agreement. For purposes of this Amendment, signatures delivered by facsimile or by email in the portable document format (PDF) or any other electronic format shall be accepted and binding as original signatures.

[Remainder of page intentionally left blank.]

2

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CELULARITY INC.

By:	/s/ Robert J. Hariri, MD, PhD
Name:	Robert J. Hariri, MD, PhD
Title:	CEO

CELGENE CORPORATION

By:	/s/ Daniel O’Connell
Name:	Daniel O’Connell
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1

TO THE CONTINGENT VALUE RIGHTS AGREEMENT